THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Third Amendment"), dated as of September 27, 2010, is between BLACKWATER NEW ORLEANS, L.L.C. (the "Borrower") and JPMORGAN CHASE BANK, N.A. (the "Bank"), as follows:

RECITALS

A. Borrower and Bank have executed a Credit Agreement, dated as of December 23, 2008, a letter agreement dated April 21, 2009, a First Amendment to Credit Agreement dated February 12, 2010 and Amendment to Credit Agreement dated as of June 22, 2010 (collectively, the "Credit Agreement") relating to (i) a term loan in the original principal amount of $2,500,000, (ii) a non-revolving line of credit in the original principal amount of $2,150,000, and (iii) a line of credit in the principal amount of $500,000.

B. The Borrower has requested that the two loans described in Clauses (i) and (ii) of Recital A hereof (which have an aggregate current principal balance of $3,766,666.78) be combined into one term loan for $3,766,666.78, and the Bank is willing to do so on the terms and conditions set forth below.

NOW, THEREFORE, in consideration of their mutual covenants and undertakings, the parties hereto agree as follows:

1. Section 1.2 (Credit Facilities) of the Credit Agreement is hereby amended to read as follows:

> 1.2 **Loans**. The Bank has heretofore made (i) a $2,500,000 term loan to the Borrower to finance the purchase certain real estate and improvements and (ii) a $2,150,000 non-revolving line of credit available to the Borrower to finance a portion of the construction of three tanks and a dock on the same property; the current aggregate principal balance of the loans is $3,766,666.78. The Borrower and Lender agree to combine said loans into a single term loan in the principal amount of $3,766,666.78.

2. This Third Amendment shall become effective upon receipt by the Bank of the following:

(i) A fully executed copy of this Third Amendment.

(ii) A fully executed Term Note in the principal amount of $3,766,666.78.

7. This Third Amendment may be executed in two or more counterparts, and all counterparts taken together shall constitute one and the same instrument.

8. Except as otherwise specifically amended hereby, all of the terms and conditions of the Credit Agreement shall remain in full force and effect.

[Signatures on following page]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed as of the date first written above.

BORROWER:

BLACKWATER NEW ORLEANS, L.L.C.

By: Blackwater Midstream Corp., Manager

By: ______________________
Name: Dale Chatagnier
Title: Secretary

BANK:

JPMORGAN CHASE BANK, N.A.

By: ______________________
Name:
Title: